                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

                          NEXTEL COMMUNICATIONS, INC.

                  The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a Registration Statement on Form S-2, S-3 or other appropriate form in connection with the issuance of warrants or other equity securities and shares of the Company's Class A Common Stock, par value $.001 per share, underlying such warrants or other equity securities does hereby constitute and appoint Steven M. Shindler, Thomas D. Hickey, John H. Willmoth and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

                  June 3, 1997

                                         /s/ Daniel F. Akerson
                                         --------------------------------
                                         Daniel F. Akerson
                                         Chairman of the Board, Director
                                         and Chief Executive Officer
                                         (Principal Executive Officer)

                               POWER OF ATTORNEY

                          NEXTEL COMMUNICATIONS, INC.

                  The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a Registration Statement on Form S-2, S-3 or other appropriate form in connection with the issuance of warrants or other equity securities and shares of the Company's Class A Common Stock, par value $.001 per share, underlying such warrants or other equity securities does hereby constitute and appoint Steven M. Shindler, Thomas D. Hickey, John H. Willmoth and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

                  June 3, 1997

                                              /s/ Steven M. Shindler
                                              --------------------------------
                                              Steven M. Shindler
                                              Senior Vice President and Chief
                                              Financial Officer
                                              (Principal Financial Officer)

                               POWER OF ATTORNEY

                          NEXTEL COMMUNICATIONS, INC.

                  The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a Registration Statement on Form S-2, S-3 or other appropriate form in connection with the issuance of warrants or other equity securities and shares of the Company's Class A Common Stock, par value $.001 per share, underlying such warrants or other equity securities does hereby constitute and appoint Steven M. Shindler, Thomas D. Hickey, John H. Willmoth and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

                  June 3, 1997

                                           /s/ William Arendt
                                           ---------------------------
                                           William Arendt
                                           Vice President and
                                           Controller (Principal
                                           Accounting Officer)

                               POWER OF ATTORNEY

                          NEXTEL COMMUNICATIONS, INC.

                  The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a Registration Statement on Form S-2, S-3 or other appropriate form in connection with the issuance of warrants or other equity securities and shares of the Company's Class A Common Stock, par value $.001 per share, underlying such warrants or other equity securities does hereby constitute and appoint Steven M. Shindler, Thomas D. Hickey, John H. Willmoth and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

                  June 3, 1997

                                          /s/ Morgan E. O'Brien
                                          -------------------------------
                                          Morgan E. O'Brien
                                          Vice Chairman of the Board
                                          and Director

                               POWER OF ATTORNEY

                          NEXTEL COMMUNICATIONS, INC.

                  The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a Registration Statement on Form S-2, S-3 or other appropriate form in connection with the issuance of warrants or other equity securities and shares of the Company's Class A Common Stock, par value $.001 per share, underlying such warrants or other equity securities does hereby constitute and appoint Steven M. Shindler, Thomas D. Hickey, John H. Willmoth and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

                  June 3, 1997

                                         /s/ Timothy M. Donahue
                                         --------------------------------
                                         Timothy M. Donahue
                                         President and Chief Operating
                                         Officer and Director

                               POWER OF ATTORNEY

                          NEXTEL COMMUNICATIONS, INC.

                  The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a Registration Statement on Form S-2, S-3 or other appropriate form in connection with the issuance of warrants or other equity securities and shares of the Company's Class A Common Stock, par value $.001 per share, underlying such warrants or other equity securities does hereby constitute and appoint Steven M. Shindler, Thomas D. Hickey, John H. Willmoth and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

                  June 3, 1997

                                          /s/ Keith Bane
                                          -----------------------------
                                          Keith Bane
                                          Director

                               POWER OF ATTORNEY

                          NEXTEL COMMUNICATIONS, INC.

                  The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a Registration Statement on Form S-2, S-3 or other appropriate form in connection with the issuance of warrants or other equity securities and shares of the Company's Class A Common Stock, par value $.001 per share, underlying such warrants or other equity securities does hereby constitute and appoint Steven M. Shindler, Thomas D. Hickey, John H. Willmoth and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

                  June 3, 1997

                                         /s/ Robert Cooper
                                         -------------------------
                                         Robert Cooper
                                         Director

                               POWER OF ATTORNEY

                          NEXTEL COMMUNICATIONS, INC.

                  The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a Registration Statement on Form S-2, S-3 or other appropriate form in connection with the issuance of warrants or other equity securities and shares of the Company's Class A Common Stock, par value $.001 per share, underlying such warrants or other equity securities does hereby constitute and appoint Steven M. Shindler, Thomas D. Hickey, John H. Willmoth and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

                  June 3, 1997

                                            /s/ Craig O. McCaw
                                            ----------------------------
                                            Craig O. McCaw
                                            Director

                               POWER OF ATTORNEY

                          NEXTEL COMMUNICATIONS, INC.

                  The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a Registration Statement on Form S-2, S-3 or other appropriate form in connection with the issuance of warrants or other equity securities and shares of the Company's Class A Common Stock, par value $.001 per share, underlying such warrants or other equity securities does hereby constitute and appoint Steven M. Shindler, Thomas D. Hickey, John H. Willmoth and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

                  June 3, 1997

                                        /s/ Keisuke Nakasaki
                                        ---------------------------
                                        Keisuke Nakasaki
                                        Director

                               POWER OF ATTORNEY

                          NEXTEL COMMUNICATIONS, INC.

                  The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a Registration Statement on Form S-2, S-3 or other appropriate form in connection with the issuance of warrants or other equity securities and shares of the Company's Class A Common Stock, par value $.001 per share, underlying such warrants or other equity securities does hereby constitute and appoint Steven M. Shindler, Thomas D. Hickey, John H. Willmoth and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

                  June 3, 1997

                                                 /s/ Masaaki Torimoto
                                                 ------------------------------
                                                 Masaaki Torimoto
                                                 Director

                               POWER OF ATTORNEY

                          NEXTEL COMMUNICATIONS, INC.

                  The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a Registration Statement on Form S-2, S-3 or other appropriate form in connection with the issuance of warrants or other equity securities and shares of the Company's Class A Common Stock, par value $.001 per share, underlying such warrants or other equity securities does hereby constitute and appoint Steven M. Shindler, Thomas D. Hickey, John H. Willmoth and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

                  June 3, 1997

                                            /s/ Dennis Weibling
                                            ---------------------------
                                            Dennis Weibling
                                            Director

                               POWER OF ATTORNEY

                          NEXTEL COMMUNICATIONS, INC.

                  The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a Registration Statement on Form S-2, S-3 or other appropriate form in connection with the issuance of warrants or other equity securities and shares of the Company's Class A Common Stock, par value $.001 per share, underlying such warrants or other equity securities does hereby constitute and appoint Steven M. Shindler, Thomas D. Hickey, John H. Willmoth and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

                  June 3, 1997

                                           /s/ William E. Conway, Jr.
                                           -------------------------------
                                           William E. Conway, Jr.
                                           Director